AGREEMENT

                                       Between

                                    DENNY'S, INC.

                                         and

                                     BEAU RIVAGE



                                Dated March 31, 1995










                                   EXHIBIT 10 (d)

                                  TABLE OF CONTENTS
                                  _________________
                                                                       Page
                                                                       ____


               1.   Sale of Assets........................................2
               2.   Consideration.........................................2
               3.   Conveyance of Assets..................................2
               4.   Denny's Representations and Warranties................3
               5.   Representations and Warranties of Beau Rivage.........5
               6.   Denny's Covenants Regarding Assets Pending Closing....5
               7.   Denny's Conditions to Closing.........................6
               8.   Beau Rivage's Conditions to Closing...................6
               9.   The Closing...........................................7
               10.  The Sublease..........................................8
               11.  Remedies..............................................8
               12.  Indemnifications......................................9
               13.  Brokers...............................................9
               14.  Governing Law.........................................9
               15.  Attorneys' Fees.......................................9
               16.  Interpretation.......................................10
               17.  Entire Agreement.....................................10
               18.  Modifications........................................10
               19.  Waivers..............................................10
               20.  Severability.........................................10
               21.  Binding Effect.......................................10
               22.  Multiple Counterparts................................10
               23.  Further Assurances...................................10
               24.  Negotiated Agreement.................................10
               25.  Relationship of Parties..............................10
               26.  Additional Actions...................................11
               27.  Time of the Essence..................................11
               28.  Fixtures Sold As Is..................................11
               29.  Notices..............................................11

                                  LIST OF EXHIBITS
                                  ________________

          Exhibit "A"    Real Property Legal Description

          Exhibit "B"    The Lease

          Exhibit "C"    Proposed Lease  Amendment Agreement  Between  Beau
                         Rivage and The Mack Trust

          Exhibit "D"    Preliminary Title  Report Issued  by Nevada  Title
                         Company dated as of December 1, 1994

          Exhibit "E"    Assignment of Lease

                                      AGREEMENT
                                      _________

                     THIS AGREEMENT is entered into by and between DENNY'S, INC., a California corporation ("Denny's") and BEAU RIVAGE, a Nevada corporation ("Beau Rivage") as of this 31 day of March, 1995, based upon the following:

                                   R E C I T A L S
                                   _______________

               A. Denny's is the owner of certain assets used in connection with Denny's No. 64 located at 3680 Las Vegas Boulevard South in Clark County, Nevada (the "Restaurant"), including fixtures and equipment used in and located at the Restaurant and Denny's right, title and interest in and to the leasehold estate to the real property described in Exhibit "A" hereto (together with the improvements thereon and the appurtenances thereto, the "Real Property") evidenced by that certain lease entered into as of the 28th day of July 1989 by and between Minami (Nevada) Incorporated as "Landlord" and Denny's as "Tenant," which lease is referred to in a Short Form Lease recorded October 4, 1990 in Book No. 901004 as Document No. 00401 in the Office of the Clark County Recorder, a true and correct copy of which lease is attached hereto as Exhibit "B" (the "Lease"). (Said assets, excluding cash, accounts receivable, consumable inventory, perishable food stuffs, the freezer and cooler, the kitchen equipment not attached as fixtures to the real property, proprietary items bearing the Denny's logo, small ware (dishes, glassware, pots, pans and silverware), seating package (booths, stools and tables) and items of decor, are hereinafter collectively referred to as the "Assets.")

               B. Beau Rivage is the owner of real property contiguous to the Real Property, upon which it proposes to construct a resort hotel and casino. In order for it to enhance its frontage on the Las Vegas Strip, Beau Rivage is desirous of purchasing from Denny's all of Denny's right, title and interest in and to the Assets for the consideration and upon the terms and conditions hereinafter set forth.

               C. The successor in interest to Minami (Nevada) Incorporated as Landlord under the Lease is the Nate Mack Living Trust (the "Mack Trust"). Beau Rivage is negotiating a Lease Amendment Agreement with the Mack Trust by the terms of which the Mack Trust would agree to an assignment of the Lease from Denny's to Beau Rivage and would further agree to enter into an amended and restated Lease with Beau Rivage following the closing of the transaction hereinafter provided for (the "Closing"). A copy of the proposed Lease Amendment Agreement between Beau Rivage and the Mack Trust (excluding the attachments referred to as Exhibits therein) is attached hereto as Exhibit "C."

               D. Denny's and Beau Rivage have agreed that following the Closing of the transaction hereinafter set forth, Beau Rivage shall sublease the Assets to Denny's upon the conditions and for the rent set forth in the currently existing Lease attached hereto as Exhibit "B," but such sublease shall be terminable by Beau Rivage upon not less than sixty (60) days' written notice.

               E. The parties hereto are desirous of setting forth their understandings and agreements with respect to the foregoing and other matters properly relating thereto.

                                  A G R E E M E N T
                                  _________________

                     NOW, THEREFORE, based upon the foregoing, in consideration for the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

               1. Sale of Assets. At the Closing, Denny's shall sell, assign, transfer and convey to Beau Rivage all of Denny's right, title and interest in and to the Assets for the consideration and subject to the terms and conditions herein contained.

               2.   Consideration.            The    consideration     (the
          "Consideration") to be paid to Denny's by Beau Rivage pursuant to this Agreement shall be the sum of Six Million Three Hundred Thousand Dollars ($6,300,000), payable as follows:

                    (a) Immediately following the execution of this Agreement, Beau Rivage shall cause to be deposited with Nevada Title Company (the "Escrow Agent") in Las Vegas, Nevada into escrow no. 940-12-0206-RMG (the "Escrow") funds sufficient to increase the deposit currently held in the Escrow (if any) to the sum of Twenty-Five Thousand Dollars ($25,000) (the "Deposit") to be held in an interest-bearing account;

                    (b) At the Closing, the Deposit, together with all interest accrued thereon, shall be paid to Denny's and the balance of the Consideration (subject to adjustments and prorations hereinafter set forth) shall be paid to Denny's by Beau Rivage in cash or readily available U.S. funds; and

                    (c) The parties agree to allocate the Consideration among the Assets in a mutually acceptable manner, as necessary for federal income tax purposes.

               3.   Conveyance of Assets.    Title to  the Assets shall  be
          conveyed to Beau Rivage by Denny's at Closing by deeds, assignments (including, without limitation, an assignment of the Lease), bills of sale and other instruments of conveyance reasonably acceptable to Beau Rivage, free and clear of any and all claims, liens, restrictions, exceptions to title or encumbrances, except for those set forth in the Preliminary Title Report issued by Nevada Title Company dated as of December 1, 1994, copy of which is attached hereto as Exhibit "D."

               4. Denny's Representations and Warranties. Denny's represents and warrants to Beau Rivage, which representations and warranties are continuing in nature and shall survive the Closing, as follows:

                    (a) That Denny's is the owner of the Assets and is able to convey good and marketable title thereto, and has or will have taken such corporate action as may be required for it to perform its obligations hereunder;

                    (b) That Denny's is a corporation duly organized and validly existing under the laws of its state of incorporation and qualified to do business and to own its Assets in the State of Nevada;

                    (c) That the execution, delivery and performance of this Agreement by Denny's will not, with or without the giving of notice and/or the passage of time, violate any provision of law or administrative regulation, or any judicial or administrative or arbitration order, award, judgment or decree applicable to it or the Assets, or conflict with, violate, result in a breach or termination of, or cause a default under any of its charter, bylaws, or other agreements, instruments or documents by which it and/or the Assets are bound;

                    (d) That no consent or approval of this Agreement is required from any governmental agency or third party, except as otherwise noted herein;

                    (e) That there are no actions or claims pending, or to its knowledge threatened, before any court, governmental agency, administrator or other tribunal which would prevent the Closing in accordance with the terms of this Agreement;

                    (f) That it has not received any notice of zoning changes or any actions threatening condemnation of any part of the Assets through exercise of eminent domain by any governmental authority;

                    (g) That there are no mechanic's liens recorded against the Assets and none threatened to its knowledge; and all contractors, subcontractors, workmen, materialmen and employees have been paid in full for any labor, services or materials supplied or delivered to the Assets;

                    (h)  That  all  taxes,  governmental  assessments   and
                         utility charges relating to the Assets are current and not delinquent;

                    (i) That the obligations of Denny's as set forth in this Agreement are valid, binding and legally enforceable in accordance with the terms of this Agreement; and

                    (j) That to its knowledge, Denny's is not in violation of any applicable federal, state or local environmental, health and safety laws, ordinances, regulations or directives including those relating to air and water pollution and Hazardous Substances (as defined below) ("Environmental Laws"), in connection with its ownership or leasing of the Real Property or conduct of its activities thereon. Denny's has not received any notice from any governmental authority, and has no knowledge of any governmental inquiry, with respect to any actual or alleged violation of any Environmental Laws in connection with the Real Property or Denny's activities thereon. Denny's has not generated, used, treated, stored, transported to or from, or released or disposed of any Hazardous Substances on the Real Property. Without limiting the generality of the foregoing, to the knowledge of Denny's, there are not now and have not been during the leasing, ownership or occupancy of the Assets by Denny's any underground or above-ground storage tanks, asbestos or any transformers or other electrical devices containing polychlorinated biphenyls on the Real Property. The Real Property has never been used by Denny's as a dump or landfill. The term
                         "Hazardous Substances" for purposes of this Agreement means (i) petroleum or petroleum products, (ii) radioactive materials, (iii) asbestos in any form, (iv) any item that contains or has contained polychlorinated biphenyls, (v) any other chemicals, materials or substances defined as or included in the definition of "Hazardous Substances," "Hazardous Waste," "Hazardous Materials," "Hazardous Air Pollutants," "Extremely Hazardous Substances," "Restricted Hazardous Waste," "Toxic Substances,"

                         "Pollutants," "Contaminants," or words of any similar import under any applicable Environmental Law, and/or any other chemical or substance, exposure to which is prohibited, limited or regulated by any governmental authority under applicable Environmental Laws.

               5. Representations and Warranties of Beau Rivage. Beau Rivage represents and warrants to Denny's, which representations and warranties are continuing in nature and shall survive the Closing, as follows:

                    (a)  That Beau Rivage has  taken such corporate  action
                         as  may  be  required   for  it  to  perform   its
                         obligations hereunder;

                    (b) That Beau Rivage is a corporation duly organized and validly existing under the laws of its state of incorporation and qualified to do business in the State of Nevada;

                    (c) That the execution, delivery and performance of this Agreement by Beau Rivage will not, with or without the giving of notice and/or the passage of time, violate any provision of law or administrative regulation, or any judicial or administrative or arbitration order, award, judgment or decree applicable to it, or conflict with, violate, result in a breach or termination of, or cause a default under any of its charter, bylaws, or other agreements, instruments or documents by which it is bound;

                    (d) That no consent or approval of this Agreement is required from any governmental agency or third party, except as otherwise noted herein;

                    (e) That there are no actions or claims pending, or to its knowledge threatened, before any court, governmental agency, administrator or other tribunal which would prevent the Closing in accordance with the terms of this Agreement; and

                    (f) That the obligations of Beau Rivage as set forth in this Agreement are valid, binding and legally enforceable in accordance with the terms of this Agreement.

               6. Denny's Covenants Regarding Assets Pending Closing. Pending the Closing,

                    (a) Denny's shall not assign, hypothecate, encumber or convey all or any part of the Assets, except in the ordinary course of the Restaurant business.

                         Without limiting the generality of the foregoing, Denny's shall not enter into any options, rights of first refusal, leases or subleases affecting the Assets;

                    (b) Denny's shall perform all of its obligations pursuant to the Lease and shall not cause, suffer or permit any event of default to occur thereunder; and

                    (c) In the event of a destruction of the Assets, or a condemnation by a public authority pursuant to the right of eminent domain, Beau Rivage may at its option terminate this Agreement, in which event the Deposit together with all interest thereon shall be returned to Beau Rivage, or Beau Rivage may, in the alternative, proceed to Closing notwithstanding such damage or condemnation, in which event all insurance proceeds and condemnation awards to which Denny's would otherwise be entitled shall be made available to Beau Rivage at the Closing as Sublessor under the Sublease (as those terms are hereinafter defined).

               7.   Denny's Conditions  to  Closing.    The  obligation  of
          Denny's to proceed to Closing is subject to satisfaction of the following conditions:

                    (a) All representations and warranties of Beau Rivage shall be true and correct as though made at the Closing;

                    (b) Beau Rivage shall have deposited into Escrow the Consideration; and

                    (c) The Mack Trust shall have entered into the Lease Amendment Agreement with Beau Rivage substantially in the form attached hereto as Exhibit "C."

               8.   Beau Rivage's Conditions to  Closing.   The  obligation
          of Beau Rivage to proceed to Closing is subject to satisfaction of the following conditions:

                    (a) All representations and warranties of Denny's shall be true and correct as though made at the Closing;

                    (b) No event of default shall have occurred under the Lease and Denny's shall not be in default of any of its obligations thereunder or hereunder;

                    (c) Denny's shall have executed and delivered to Escrow, acknowledged where necessary,

                         (i) an assignment of all of Denny's right, title and interest and to the leasehold estate and Lease to Beau Rivage (the "Assignment of Lease");

                         (ii) Bills   of  sale  and  other  instruments  of
                              conveyance with respect to other items comprising the Assets in a form reasonably acceptable to Beau Rivage's counsel; and

                        (iii) such     other      and     further    escrow
                              instructions, documents and instruments as may be reasonably required to effectuate the transactions set forth herein in accordance with the terms of this Agreement;

                    (d) Nevada Title Company shall be irrevocably committed to issue to Beau Rivage an ALTA policy of leasehold title insurance (the "Title Policy") in the amount of the Consideration showing title to the leasehold estate vested in Beau Rivage free and clear of all liens, claims and encumbrances except for those set forth on Exhibit "D," with endorsements as follows: CLTA Form 100.29 (with respect to surface entry by reason of the mineral rights reservations in the patents); CLTA Form
                         103.7 (that the land abuts upon the public thoroughfare known as the Las Vegas Strip); CLTA Form 116.1 (that the land is the same as that delineated in a Survey received from Baughman & Turner, Inc. and approved in writing by Beau Rivage); CLTA Form 116.4 (that the land is contiguous to other properties owned by Beau Rivage); CLTA Form 116.7 (that there is no violation of the subdivision laws set forth in Chapter 278 of Nevada Revised Statutes; and

                    (e) The Mack Trust shall have entered into the Lease Amendment Agreement with Beau Rivage substantially in the form attached hereto as Exhibit "C."

               9. The Closing. The Closing shall occur at the offices of the Escrow Agent or at such other place as the parties may agree to in writing, and on such date as the parties may agree to in writing, but in any event no later than 5:00 p.m. E.S.T. March 31, 1995 (the "Closing Date").

                    (a) At the Closing, Beau Rivage shall deposit the balance of the Consideration into Escrow, together with such copies of corporate resolutions, escrow instructions and other documents as may be necessary to effectuate the transactions set forth in this Agreement;

                    (b) Prior to Closing, Denny's shall deposit into Escrow copies of corporate resolutions, escrow instructions and other documents as may be necessary to effectuate the transactions set forth in this Agreement, including, without limitation, the Assignment of Lease attached hereto as Exhibit "E" and bills of sale and such other documents of conveyance and transfer as may reasonably be requested by Beau Rivage.

                    (c) All recording fees shall be paid by Beau Rivage. The CLTA portion of the Title Policy premium shall be paid by Denny's and the ALTA portion of the premium shall be paid by Beau Rivage. Escrow fees shall be shared equally by the parties.

                    (d) At the Closing, the Escrow Agent shall (i) record the Memorandum of Lease executed by the Mack Trust and Beau Rivage and the Assignment of Lease, (ii) deliver to Beau Rivage the Title Policy and the bills of sale and the other documents of transfer and conveyance executed by Denny's that have been deposited into Escrow, and (iii) deliver the
                         Consideration, adjusted for Closing costs and Escrow fees, to Denny's. The Deposit, together with all interest accrued on the Deposit, shall be applied towards the Consideration.

               10.  The Sublease.   Conditioned upon the Closing  occurring
          in the manner above-specified, Beau Rivage agrees to sublease the Assets to Denny's, and Denny's agrees to sublease the Assets from Beau Rivage, pursuant to the terms and provisions and for the rent specified in Articles III through XXXI of the Lease (the "Sublease"). Provided, however, that the Lease for purposes of the Sublease shall be deemed amended to reflect that the same is a Sublease from Beau Rivage as Sublessor to Denny's as Sublessee and that Beau Rivage may terminate the Sublease at any time upon not less than sixty (60) days' written notice to Denny's. The sixty (60) days' notice given to Denny's shall specify the effective date of the Sublease termination (the "Termination Date"). Upon the Termination Date, Denny's shall peaceably quit the Real Property and shall deliver possession of the Assets to Beau Rivage. In no event shall Beau Rivage assume or succeed to any of Denny's liabilities in connection with its subleasing of the Assets. Without limitation of the foregoing, Denny's shall be responsible for Closing the Restaurant and discontinuing all operations upon the Real Property prior to the Termination Date, paying all of its trade creditors, paying all utilities, taxes and assessments apportioned to the Termination Date and terminating and/or relocating its employees and complying with the provisions of the W.A.R.N. Act, 29 U.S.C. 2102, et seq., if applicable. Denny's shall indemnify, defend and hold Beau Rivage harmless from any and all claims, demands, liabilities and penalties arising under the W.A.R.N. Act as a result of the transaction contemplated hereby.

               11. Remedies. In the event Escrow should fail to close on or before the Closing Date solely by reason of Beau Rivage's default, notwithstanding satisfaction of all of Beau Rivage's conditions to Closing, the Deposit shall be paid to Denny's as liquidated damages, and the right to receive such Deposit shall be Denny's sole and exclusive remedy in such event. The parties agree that in the event of Beau Rivage's default, it would be impossible to accurately determine Denny's damages, but the parties agree that the amount of the Deposit is a fair and adequate amount to be paid to Denny's as compensatory damages in such an event. In the event the Escrow should fail to close by reason of Denny's default, notwithstanding satisfaction of all of Denny's conditions to Closing, Beau Rivage shall be entitled to pursue all remedies available to it at law and equity, including, without limitation, the right of specific performance, or to terminate this Agreement and receive a refund of the Deposit and interest earned thereon.

               12. Indemnifications. Following the Closing, Denny's shall indemnify, defend and hold Beau Rivage harmless from any and all claims, demands, liabilities, judgments and expenses (including, without limitation, attorneys' fees) arising from or relating to (i) any breach of Denny's representations, warranties or covenants set forth herein, or (ii) claims of third parties accruing prior to the Termination Date and relating to Denny's prior leasing and/or ownership of the Assets and its activities thereon. Except as otherwise provided herein, it is agreed that Beau Rivage shall not succeed to, assume or be responsible for any liens, claims, charges, encumbrances, mortgages, obligations or liabilities of any kind whatsoever, whether known or unknown, fixed or contingent, contractual or statutory, of Denny's or incurred by Denny's in any fashion. Beau Rivage shall indemnify, defend and hold Denny's harmless from any and all claims, demands, liabilities, judgments and expenses, including, without limitation, attorneys' fees, accruing after the Termination Date and relating to Beau Rivage's ownership of the Assets. Without limiting the generality of the foregoing, Beau Rivage shall assume and hold Denny's harmless from its obligations under the Lease (as amended and restated) accruing after the Closing.

               13. Brokers. The parties each represent one to the other that no broker, finder or other financial consultant has acted on their behalf in connection with this Agreement or the transactions contemplated hereby. The parties each agree to indemnify and hold the other harmless from any claim, settlement, cost or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of the indemnifying party, and to bear the cost of legal expenses incurred in defending against such claims.

               14. Governing Law. The laws of the State of Nevada applicable to contracts made in that state shall govern the validity, construction, performance and effect of this Agreement.

               15. Attorneys' Fees. Each party shall pay all attorneys' fees incurred by that party in the negotiation and delivery of this letter. However, in the event that any action or proceeding is instituted to interpret or enforce the terms and provision of this Agreement, the prevailing party shall be entitled to its costs and attorneys' fees, in addition to any other relief it may obtain or be entitled to.

               16.  Interpretation.      In  the  interpretation  of   this
          Agreement, the singular may be read as the plural, and vice versa, the neuter gender as the masculine or feminine, and vice versa, and the future tense as the past or present, and vice versa, all interchangeably as the context may require in order to fully effectuate the intent of the parties and the transactions contemplated herein.

               17. Entire Agreement. This Agreement sets forth the entire understanding of the parties, and supersedes all previous agreements, negotiations, memoranda and understandings, whether written or oral.

               18.  Modifications.   This Agreement shall not be  modified,
          amended or changed in any manner unless in writing executed by the parties hereto.

               19. Waivers. No waiver of any provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and no waiver shall be binding unless evidenced by an instrument in writing and executed by the party making the waiver.

               20. Severability. If any term, provision, covenant or condition of this Agreement, or any application thereof, should be held or found to be invalid, void or unenforceable, that provision shall be deemed severable, and all other provisions, covenants, and conditions of this Agreement, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

               21.  Binding Effect.    This Agreement  shall be binding  on
          and inure to the benefit of the successors and assigns of the parties hereto.

               22.  Multiple Counterparts.   This Agreement may be executed
          in multiple counterparts, which together shall constitute one and the same document.

               23. Further Assurances. Each party covenants and agrees to execute and to deliver to the other such further documents or instruments as may reasonably be required to fully effectuate the intent of the parties and transactions contemplated hereby.

               24. Negotiated Agreement. This is a negotiated Agreement. Both parties have participated in its preparation. In the event of any dispute regarding its interpretation, it shall not be construed for or against any party based upon the grounds that the Agreement was prepared by any one of the parties.

               25. Relationship of Parties. Nothing herein contained shall be construed as creating a partnership, joint venture or agency agreement between the parties. Nothing herein contained shall be interpreted or construed as being for the benefit of any third party. Neither party shall hold itself out contrary to the terms of this clause. Neither party shall be bound by or become liable for any representation, commitment, act or omission whatsoever of the other contrary to the provisions hereof.

               26. Additional Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby.

               27.  Time of the Essence.    Time is of the essence of  this
          Agreement and all of its provisions.

               28.  Fixtures Sold As  Is.    Beau  Rivage acknowledges  and
          agrees that the Assets consisting of fixtures and equipment are being sold "as is" and that Denny's makes no representation or warranty as to their physical condition.

               29.  Notices.   All Notices required or desired to be  given
          hereunder shall be in writing addressed as follows:

          IF TO DENNY'S:      Denny's, Inc., c/o Flagstar
                              203 East Main Street
                              Spartanburg, South Carolina  29319
                              Attention:  Mr. Brian Hammond

          IF TO BEAU RIVAGE:  Beau Rivage
                              c/o Mirage Hotel and Casino
                              3400 Las Vegas Boulevard South
                              Las Vegas, Nevada  89109
                              Attention:  Mr. Daniel R. Lee

          WITH A COPY TO:     Schreck, Jones, Bernhard,
                               Woloson & Godfrey
                              600 E. Charleston Boulevard
                              Las Vegas, Nevada  89104
                              Attention:  L.T. Jones, Esq.
          / / /
          / / /

          All notices shall be in writing and either personally delivered or sent by certified U.S. mail, return receipt requested, postage prepaid.

                    IN WITNESS WHEREOF, we have set forth our hands as of the day and year first above-written.

                                        DENNY'S, INC.,
                                        a California corporation

                                        By:    GAYLON SMITH
                                               _____________________________
                                        Name:  Gaylon Smith
                                               _____________________________
                                        Title: Vice President
                                               _____________________________


                                        BEAU RIVAGE,
                                        a Nevada corporation

                                        By:    HENRY M. APPLEGATE III
                                               _____________________________
                                        Name:  Henry Applegate
                                               _____________________________
                                        Title: Asst. Treasurer
                                               _____________________________